SEMI
ANNUAL
REPORT

SEPTEMBER 30, 1998

FRANKLIN MULTI-INCOME TRUST

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
Chairman
Franklin Multi-Income Trust

                       Daily Closing Prices Now Available
Many newspapers now publish Franklin MultiIncome Trust's daily closing market price in their business sections under "New York Stock Exchange Composite Transactions." In addition, the Trust's net asset value, 52-week market return and premium/ discount, as well as market price, are published each Monday in The Wall Street Journal and weekly in Barron's. Shares of Franklin Multi-Income Trust trade on the New York Stock Exchange under the symbol "FMI."


CONTENTS

Shareholder Letter ...........................................        1
Manager's Discussion .........................................        4
Performance Summary ..........................................       11
Dividend Reinvestment
and Cash Purchase Plan .......................................       14
Financial Highlights &
Statement of Investments .....................................       18
Financial Statements .........................................       24
Notes to
Financial Statements .........................................       28


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Multi-Income Trust's semiannual report for the period ended September 30, 1998.

The U.S. economy continued its expansion during much of the period under review, demonstrating healthy growth with few signs of inflation. Strong consumer demand for goods, services and housing contributed to continued growth. However, in our annual report for the period ended March 31, 1998, we mentioned the likelihood of U.S. economic slowdown brought on, for the most part, by the Asian financial crisis. Soon thereafter, this came to pass. U.S. economic growth slowed, from a torrid 5.5% annualized rate in the first three months of the year, to a diminished 1.8% annualized rate in the April-June period, reflecting weak Asian demand for goods and a buildup of business inventories. The Asian turmoil's impact on the U.S. economy was mixed -- it slowed the economy through a decline in American exports, while the U.S. dollar's resulting strength helped keep inflation under control through a decline in import prices. In addition, the recent Russian crisis exacerbated concerns in a global market that was already fragile. Although Russia and many of these Asian countries in crisis are implementing reforms, it will likely take some time for their economies to recover.

Despite generally favorable domestic economic conditions for most of the reporting period, recent global developments took a toll on U.S. stock markets, which proved unable to withstand the foreign pressure. The Dow Jones(R) Industrial Average (DJIA), after reaching an all-time high of 9337.97 on July 17, 1998, suffered the second-largest, one-day point decline in its history, falling 512.61 points to 7539.07 on August 31, 1998. The DJIA continued to experience greater than normal volatility in September, ending the period at 7842.62.

During the six months under review, the yield on the benchmark 30-year U.S. Treasury bond hit record lows, largely in response to weak financial markets abroad. The 30-year Treasury's yield fell, from 5.94% on March 31, 1998, to 4.98% on September 30, 1998. Falling yields increasingly reflected the 30-year Treasury bond's popularity and "flight to quality" among investors fleeing Asia's and Russia's deteriorating markets.

For most of the fund's fiscal year, Franklin Multi-Income Trust performed favorably; however, recent weakness in the domestic equity market had a negative effect on utility stocks and high yield bonds, two of the Trust's major investment sectors. The following Manager's Discussion provides specific details about your fund's performance and investment strategies.

The recent global problems contributed to dramatic U.S. market ups and downs, which understandably create investor uncertainty. Such conditions remind us of the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about market volatility, and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Multi-Income Trust and look forward to serving your future investment needs.

Sincerely,

Charles B. Johnson
Chairman
Franklin Multi-Income Trust



MANAGER'S DISCUSSION

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 19 of this report.

Your Fund's Objective: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.

Despite relatively stable market conditions at the beginning of the reporting period, the environment for high yield bonds and utility equities came under considerable pressure as the six months progressed. Deteriorating global markets, spurred on by crises in Asia and Russia, eventually impacted asset prices in the domestic market, which had managed to remain insulated for much of the past six months. Unfortunately, the recent volatility negatively affected the Trust's performance. Franklin Multi-Income Trust (NYSE:FMI) generated a cumulative total return of -6.87% for the six-month period ended September 30, 1998, based on its change in market price on the New York Stock Exchange. However, it should be noted for the twelve-month period ended September 30, 1998, the fund returned +12.69%, and we believe the volatility seen over the last few months was unusually high and should diminish with time.


Sector Discussions
Wireless

Overall, increased subscriber growth and sustained demand for high value-added services benefited several of the Trust's wireless-sector holdings. On the cellular side, Nextel Communications, Inc. performed well due to adherence to its solid business plan, as the company continued to roll out its nationwide network and add subscribers at a healthy pace. In addition, the company was able to realize above-average revenue per unit largely because of high-quality service and attractive handset designs that captured more business users. Another noteworthy cellular holding, Sygnet Wireless, Inc., benefited from consolidation within the rural sector, a trend that is resulting in less competition from digital providers in Sygnet's markets. Sygnet recently announced that it will be acquired by Dobson Communications Corp., and we expect Dobson to offer to buy the bonds, which should improve their value.

Within the paging sector, stronger industry fundamentals benefited selected names during the period. In particular, industry pricing power improved, while the subscriber base continued to grow. Holdings such as Paging Network, Inc. and Metrocall, Inc. were successful at shifting their customer bases to higher-priced, value-added service plans that, while adding costs, increased revenues to a greater extent.

Industrial

During the reporting period, the Trust focused mainly on strong domestic manufacturers, which performed well relative to their foreign counterparts. In contrast, exposure to foreign industrials was minimal. Consolidation and leverage reduction remained two prevalent industry trends, and the Trust benefited from several publicly held companies, which can issue additional equity rather than debt to fill their financing needs. In particular, Allied Waste Industries, Inc.'s successful acquisition strategy -- focusing on the consolidation and integration of other waste management companies -- bolstered Allied's performance. Nortek, Inc. benefited from strength in the building cycle. With significant exposure to the robust aerospace cycle, Derlan Industries, Ltd. also performed strongly.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Broadcasting

Mergers and acquisitions continued within the broadcasting sector, and the Trust maintained its focus on the larger consolidators and acquisition targets within the industry, seeking to take advantage of this trend. The purchase of LIN Television Corp., a leading network broadcast television operator, exemplifies this strategy. Recently, LIN Television announced it will be acquired by Chancellor Broadcasting, a company of higher credit quality, which contributed to the relatively solid performance of the Trust's LIN Television bonds.

Cable

During the reporting period, the cable sector outperformed the overall high yield market. Domestic cable companies, including a Trust holding, Cablevision Systems Corp., generally enjoyed strong revenue growth and benefited from the promotion of up-and-coming services such as digital cable, cable modems and cable telephony. In addition, valuations improved, as non-traditional investors entered the market for cable sector assets. On the international side, our position in Diamond Holdings, Plc., a leading U.K. cable operator, performed relatively well as a result of improved operating results and the announcement that it will be acquired by NTL, the U.K.'s third-largest cable operator.

Telecommunications

The telecommunications sector continues to evolve rapidly, evidenced by the increased merger and acquisition activity among regional bell operating companies. In addition to consolidation, another significant industry trend is the rise of new, alternative local service providers such as Intermedia Communications, Inc. and NEXTLINK Communications, Inc., two of the Trust's holdings. Such alternative providers increase access line penetration as they grow from start-up companies to stronger, alternative sources of local service. During the reporting period, Intermedia expanded its role in data communications (Internet, intranet, extranet) by furthering its development of a regionally-based data network to exploit the strong growth in this market segment.

Utilities

During the six months under review, the utility industry showed signs of improvement as issues surrounding deregulation were clarified and several states completed their deregulation plans. With this in mind, we focused our investment decisions on electric utility companies we believe will do well in a competitive environment. Such companies generally have low-cost operations, strong management teams and domestically and internationally diversified businesses. On September 30, 1998, our three largest electric utility holdings were New Century Energies, Inc., Sempra Energy and FPL Group, Inc.


What's Ahead

Recent economic data suggest benign inflation, relatively stable interest rates and continued domestic growth, although the effects of the foreign market volatility may temper growth rates somewhat. The recent turmoil in global financial markets may impact the domestic high yield and utility equity markets in the short term, but we believe that current volatility should not significantly affect these asset classes' fundamentals over the long term. In addition, the Trust's international exposure is relatively small, comprising less than 8% of total net assets on September 30, 1998. We remain optimistic regarding the high yield and utility equity markets, in general, and Franklin Multi-Income Trust, in particular, and believe that there will continue to be attractive opportunities in high yield corporate bonds and utility stocks over the long term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


YEAR 2000 UPDATE

The fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the fund's ability to reduce the effects of Year 2000 issues is also very much dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a fund investment is adversely affected by a Year 2000 problem, the net asset value of the fund will be affected as well.


PERFORMANCE SUMMARY

Franklin Multi-Income Trust's closing price on the New York Stock Exchange
(NYSE) decreased $1.125, from $11.00 on March 31, 1998, to $9.875 on September 30, 1998. The Trust's share price, as measured by net asset value, decreased $1.03, from $11.98 to $10.95 for the same period.

During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 38.4 cents ($0.384) per share. Distributions will vary based on the fund's income, and past distributions are not predictive of future trends.

Based on an annualization of September's monthly per-share dividend of 6.4 cents ($0.064) and the NYSE closing price of $9.875 on September 30, 1998, the Trust's distribution rate was 7.78%.

Franklin Multi-Income Trust reported a -6.87% cumulative total return for the six-month period ended September 30, 1998. Total return reflects the change in the Trust's market price on the NYSE. Based on the change in net asset value (as opposed to market price), total return for the same period was -5.17%. All total returns assume reinvestment of dividends and capital gains according to the terms specified in the Trust's dividend reinvestment plan.

We urge you to view your investment in Franklin Multi-Income Trust with a long-term perspective. As the chart below shows, the Trust reported a cumulative total return of +213.75%, based on net asset value, since its inception on October 9, 1989.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Periods ended 9/30/98

                                                         Since
                                                       Inception
                                    1-Year   5-Year    (10/9/89)
----------------------------------------------------------------
Cumulative Total Return1
 Based on change in net asset value +7.40%  +62.18%    +213.75%
 Based on change in market price   +12.69%  +45.23%    +144.71%
Average Annual Total Return1
 Based on change in net asset value +7.40%  +10.15%     +13.72%
 Based on change in market price   +12.69%   +7.75%     +10.59%
Distribution Rate2        7.78%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.
2. Distribution rate is based on an annualization of September's 6.4 cent per share monthly dividend and the New York Stock Exchange closing price of $9.875 on September 30, 1998.

PORTFOLIO OPERATIONS

Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.



DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment Plan and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts, 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure dated December 1997. A copy of that Brochure may be obtained from the Trust at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts, 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payments date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the written notice is received by the Plan Agent not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on such dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that you have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares that were purchased at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for full shares; or (b) that you prefer the Plan Agent to sell your shares and send your proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.


FRANKLIN MULTI-INCOME TRUST
Financial Highlights

                                              Six Months Ended
                                             September 30, 1998                 Year Ended March 31,
                                                 (unaudited)  1998       1997      1996      1995      1994
                                             ---------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .....          $11.98   $10.34     $10.61     $9.60     $9.97    $11.38
                                             ---------------------------------------------------------------
Income from investment operations:
 Net investment income ...................             .38      .72        .79       .78       .78       .84
 Net realized and unrealized gains (losses)          (1.03)    2.18         --      1.11      (.08)     (.78)
                                             ---------------------------------------------------------------
Total from investment operations .........            (.65)    2.90        .79      1.89       .70       .06
                                             ===============================================================
Less distributions from:
 Net investment income ...................            (.38)    (.74)      (.77)     (.77)     (.78)     (.85)
 In excess of net investment income ......              --     (.03)        --        --      (.01)       --
 Net realized gains ......................              --     (.49)      (.29)     (.11)     (.28)     (.62)
                                             ---------------------------------------------------------------
Total distributions ......................            (.38)   (1.26)     (1.06)     (.88)    (1.07)    (1.47)
                                             ---------------------------------------------------------------
Net asset value, end of period ...........          $10.95   $11.98     $10.34    $10.61     $9.60     $9.97
                                             ===============================================================
Market value, end of period1.............           $9.875  $11.000     $9.375    $9.000    $8.750    $9.750
                                             ===============================================================

Total return (based on market value per share)2      (6.87)%  32.57%     16.24%    12.87%     1.46%     5.47%

Ratios/supplemental data
Net assets, end of period (000's) ........         $64,163  $70,190    $60,594   $62,153   $56,230   $58,391
Ratios to average net assets:
 Expenses ................................            3.00%*   3.00%      3.14%     3.21%     3.00%     2.90%
 Net investment income ...................            6.74%*   6.47%      7.48%     7.53%     6.37%     6.00%
Portfolio turnover rate ..................            6.72%   45.31%     44.40%    35.06%    29.77%    28.90%
Total debt outstanding at end of period (000's)    $16,000  $16,000    $16,000   $16,000   $16,000   $15,974
Asset coverage per $1,000 of debt ........          $4,010   $4,387     $3,787    $3,885    $3,514    $3,655
Average amount of notes per share during the period  $2.73    $2.73      $2.73     $2.73     $2.73     $2.73

1Based on the last sale on the New York Stock Exchange.
2Total return is not annualized.
*Annualized.

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Statement of Investments, September 30, 1998 (unaudited)
                                                                                                  SHARES/
                                                                                                 WARRANTS      VALUE
     Common Stocks & Warrants 53.0%
  Food & Beverage .6%
     RJR Nabisco Holdings Corp. ................................................             14,000         $ 352,625
                                                                                                         ------------
     Industrial .4%
  a  Anacomp, Inc. .............................................................             20,565           269,916
                                                                                                         ------------
     Lodging
  a  Host Marriott Corp. .......................................................                526             6,674
     Marriott International, Inc., Class A .....................................              1,052            25,117
     Sodexho Marriott Services, Inc. ...........................................                131             3,930
                                                                                                         ------------
                                                                                                               35,721
                                                                                                         ------------
     Metals & Mining 1.2%
  a  Gulf States Steel, Inc., warrants .........................................              1,000             1,000
     Ultramar Diamond Shamrock Corp. ...........................................             33,300           757,575
                                                                                                         ------------
                                                                                                              758,575
                                                                                                         ------------
     Telecommunications 2.3%
     BellSouth Corp. ...........................................................             12,000           903,000
  a  Loral Orion Network Systems, Inc., warrants ...............................              1,000             6,995
     SBC Communications, Inc....................................................              7,000           311,063
     Telecom Corp. of New Zealand, Ltd. (New Zealand)...........................             17,500           238,438
                                                                                                         ------------
                                                                                                            1,459,496
                                                                                                         ------------
     Utilities 48.5%
     Allegheny Energy, Inc. ....................................................             40,000         1,262,500
     American Electric Power Co., Inc...........................................             30,000         1,464,375
     Central & South West Corp. ................................................             29,900           854,019
     Cinergy Corp. .............................................................             57,200         2,187,900
     Conectiv, Inc..............................................................             20,000           456,250
     Dominion Resources, Inc. ..................................................             41,000         1,829,625
     DPL, Inc. .................................................................             50,900           998,913
     Duke Energy Corp. .........................................................             17,000         1,125,188
     Edison International ......................................................             14,500           372,469
     Enron Corp. ...............................................................             21,626         1,142,123
     Entergy Corp. .............................................................             25,400           781,050
     Florida Progress Corp. ....................................................             25,000         1,082,813
     FPL Group, Inc. ...........................................................             33,900         2,362,406
     Montana Power Co. .........................................................              7,600           339,625
     New Century Energies, Inc. ................................................             71,000         3,456,813
     New England Electric System ...............................................              6,800           282,200
     New Jersey Resources Corp. ................................................             43,900         1,563,938
     OGE Energy Corp. ..........................................................             31,200           900,900
     PacifiCorp ................................................................             50,000           959,375
     Puget Sound Energy, Inc....................................................             25,000           693,750
     SCANA Corp. ...............................................................             40,000         1,342,500
     Sempra Energy .............................................................            108,588         2,830,075

     Utilities (cont.)
     Southern Co. ..............................................................             51,300       $ 1,510,144
     Texas Utilities Co. .......................................................             28,100         1,308,406
                                                                                                         ------------
                                                                                                           31,107,357
                                                                                                         ------------
     Total Common Stocks & Warrants (Cost $23,366,456) .........................                           33,983,690
                                                                                                         ------------
     Preferred Stocks 6.9%
     Broadcasting 1.6%
     Sinclair Capital, 11.625% pfd. ............................................             10,000         1,037,500
                                                                                                         ------------
     Food & Beverage .9%
     Ralston Purina Co., 7.00% cvt. pfd. .......................................              9,300           567,300
                                                                                                         ------------
     Lodging .3%
     Host Marriott Corp., 6.75% cvt. pfd. ......................................              4,400           173,525
                                                                                                         ------------
     Telecommunications 1.2%
     Nortel Inversora SA, 10.00% cvt. pfd. (Argentina) .........................             15,000           781,875
                                                                                                         ------------
     Transportation 1.0%
     Union Pacific Corp., 6.25% cvt. pfd. ......................................             13,300           605,150
                                                                                                         ------------
     Utilities 1.9%
     CMS Energy Corp., 7.75% cvt. pfd. .........................................             22,000         1,199,000
     Texas Utilities Co., 9.25% cvt. pfd. ......................................                700            39,375
                                                                                                         ------------
                                                                                                            1,238,375
                                                                                                         ------------
     Total Preferred Stocks (Cost $4,174,034)...................................                            4,403,725
                                                                                                         ------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT*
     Non-Convertible Bonds 61.4%
     Automotive 3.2%
     Advanced Accessory Systems, senior sub. notes, Series B, 9.75%, 10/01/07 ..         $  500,000           475,000
     Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ...................          1,000,000         1,040,000
a,b  Harvard Industries, Inc., senior notes,11.125%, 8/01/05 ...................          1,000,000           170,000
     Oshkosh Truck Corp., senior sub notes, 8.75%, 3/01/08 .....................            400,000           382,000
                                                                                                         ------------
                                                                                                            2,067,000
                                                                                                         ------------
     Broadcasting 2.6%
     Chancellor Media Corp., senior sub. notes, Series B, 8.75%, 6/15/07 .......          1,000,000           995,000
     LIN Television Corp., senior disc. notes, zero coupon to 3/01/03,
    10.00% thereafter, 3/01/08..................................................          1,000,000           657,500
                                                                                                         ------------
                                                                                                            1,652,500
                                                                                                         ------------
     Cable 3.1%
     Century Communication Corp., senior disc. notes,
     Series B, zero coupon, 1/15/08 ............................................          1,000,000           475,000
     Comcast Cellular Corp., senior notes, Series B, 9.50%, 5/01/07 ............          1,000,000         1,030,000
     Diamond Holdings, Plc., senior notes, 9.125%, 2/01/08 (United Kingdom) ....            500,000           482,500
                                                                                                         ------------
                                                                                                            1,987,500
                                                                                                         ------------
     Chemical Products 1.5%
     Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ...................          1,000,000           950,000
                                                                                                         ------------
     Consumer Products 2.0%
     E & S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06 ......          $ 500,000         $ 302,500
     Revlon Consumer Products Corp., senior sub notes, 8.625%, 2/01/08 .........          1,000,000           982,500
                                                                                                         ------------
                                                                                                            1,285,000
                                                                                                         ------------
     Containers & Packaging 3.5%
     Anchor Glass, first mortgage, 11.25%, 4/01/05 .............................          1,000,000         1,045,000
     Ball Corp., senior notes, 144A, 7.75%, 8/01/06 ............................            250,000           257,500
     Ball Corp., senior sub notes, 144A, 8.25%, 8/01/08 ........................            150,000           154,500
     Graham Packaging Holdings, senior sub. notes, Series B, 8.75%, 1/15/08 ....            200,000           193,000
     Graham Packaging Holdings, senior disc. notes, Series B,
      zero coupon to 1/15/01, 10.75% thereafter, 1/15/09 .......................            200,000           121,000
     U.S. Can Corp., senior sub. notes, Series B, 10.125%, 10/15/06 ............            500,000           507,500
                                                                                                         ------------
                                                                                                            2,278,500
                                                                                                         ------------
     Energy 5.4%
     Abraxas Petroleum Corp., senior notes, Series D, 11.50%, 11/01/04 .........            800,000           652,000
     Chesapeake Energy Corp., senior notes, Series B, 9.625%, 5/01/05 ..........            200,000           177,000
     Clark R&M Inc., senior sub. notes, 8.875%,11/15/07 ........................          1,000,000           865,000
     Conproca SA, senior secured notes, 144A, 12.00%, 6/16/10 (Mexico) .........            900,000           769,500
     Dailey International, Inc., senior notes, Series B, 9.50%, 2/15/08 ........            300,000           175,500
     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ......................            500,000           367,500
     Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07 .............            500,000           475,000
                                                                                                         ------------
                                                                                                            3,481,500
                                                                                                         ------------
     Food & Beverage .8%
     RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13 ...........................            500,000           526,439
                                                                                                         ------------
     Food Retailing 2.8%
     Fleming Cos., Inc., senior sub. notes, Series B, 10.50%, 12/01/04 .........          1,000,000           975,000
     Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..........................          1,000,000           585,000
     Shoppers Food Warehouse Corp., senior notes, 9.75%, 6/15/04 ...............            250,000           266,870
                                                                                                         ------------
                                                                                                            1,826,870
                                                                                                         ------------
     Foreign Government Agencies .4%
     ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) .................          2,175,000   ZAR     253,084
                                                                                                         ------------
     Health Care 2.3%
     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ..........          1,000,000           937,500
     Magellan Health Services, Inc., senior sub notes, 9.00%, 2/15/08 ..........            600,000           513,000
                                                                                                         ------------
                                                                                                            1,450,500
                                                                                                         ------------
     Industrial 6.2%
     Allied Waste Industries, Inc., senior disc. notes, zero coupon to 6/01/02,
      11.30% thereafter, 6/01/07 ...............................................          1,500,000         1,117,500
     Derlan Industries, Ltd., senior notes, 10.00%, 1/15/07 (Canada) ...........            500,000           452,500
     Falcon Building Products, Inc., senior sub notes, Series B, 9.50%, 6/15/07             500,000           422,500
     Falcon Building Products, Inc., senior sub notes, Series B, zero coupon to 6/15/02, 10.50% thereafter,
      6/15/07 ..................................................................            500,000           287,500
     Intertek Finance, Plc., senior sub. notes, Series B, 10.25%, 11/01/06 (United Kingdom) 700,000           640,500
     Nortek, Inc., senior notes, Series B, 9.125%, 9/01/07 .....................            500,000           492,500

     Industrial (cont.)
     Nortek, Inc., senior notes, 144A, 8.875%, 8/01/08 .........................          $ 250,000         $ 242,500
     Universal Compression, Inc., senior disc. notes, 144A,
      zero coupon to 2/15/03, 9.875% thereafter, 2/15/08 .......................            500,000           292,500
                                                                                                         ------------
                                                                                                            3,948,000
                                                                                                         ------------
     Information & Technology Systems .5%
     Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 (Canada)            325,000           346,125
                                                                                                         ------------
     Media 4.5%
     Big Flower Press Holdings, Inc., senior sub. notes, 8.875%, 7/01/07 .......            500,000           487,500
     Fox Family Worldwide, Inc., senior notes, 9.25%, 11/01/07 .................            300,000           294,000
     Fox/Liberty Network L.L.C., senior disc. notes,
      zero coupon to 8/15/02, 9.75% thereafter, 8/15/07 ........................          1,000,000           660,000
     Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 .................          1,000,000         1,037,500
     Six Flags Entertainment Corp., senior notes, 8.875%, 4/01/06 ..............            400,000           396,000
                                                                                                         ------------
                                                                                                            2,875,000
                                                                                                         ------------
     Metals & Mining 1.5%
     LTV Corp., senior notes, 8.20%, 9/15/07 ...................................          1,000,000           937,500
                                                                                                         ------------
     Paper and Forest Products .6%
     Pindo Deli Finance Mauritius, Ltd., senior notes, 10.75%, 10/01/07 (Indonesia)       1,000,000           400,000
                                                                                                         ------------
     Restaurant 1.4%
     AmeriServe Food Co., senior sub. notes, 10.125%, 7/15/07 ..................            750,000           660,000
     AmeriServe Food Dist., Inc., senior sub. notes, 8.875%, 10/15/06 ..........            250,000           222,500
                                                                                                         ------------
                                                                                                              882,500
                                                                                                         ------------
     Retail .7%
     Specialty Retailers, Inc., senior notes, Series B, 8.50%, 7/15/05 .........            500,000           455,000
                                                                                                         ------------
     Telecommunications 4.9%
     Flag Limited, senior notes, 8.25%, 1/30/08 (Bermuda) ......................            200,000           191,000
     Intermedia Communications, Inc., senior disc. notes,
      Series B, zero coupon to 7/15/02, 11.25% thereafter, 7/15/07 .............          1,250,000           900,000
     IXC Communications, Inc., senior sub. notes, 9.00%, 4/15/08 ...............            450,000           445,500
     NEXTLINK Communications, Inc., senior notes, 9.625%, 10/01/07 .............            500,000           487,500
     NEXTLINK Communications, Inc., senior notes, 9.00%, 3/15/08 ...............            500,000           473,750
     Orion Network Systems, Inc., units, senior disc. notes,
      zero coupon to 1/15/02, 12.50% thereafter, 1/15/07 .......................          1,000,000           665,000
                                                                                                         ------------
                                                                                                            3,162,750
                                                                                                         ------------
     Textiles & Apparel 1.5%
     Collins & Aikman Floor Coverings, Inc., senior sub. notes, Series B, 10.00%, 1/15/07 1,000,000           980,000
                                                                                                         ------------
     Transportation .9%
     American Commercial Lines, L.L.C., 144A, 10.25%, 6/30/08 ..................            600,000           594,000
                                                                                                         ------------
     Utilities - Electric 2.1%
     AES Corp., senior sub. notes, 8.50%, 11/01/07 .............................            750,000           712,500
     Niagara Mohawk Power Corp., senior notes, Series G, 7.75%, 10/01/08 .......            600,000           639,000
                                                                                                         ------------
                                                                                                            1,351,500
                                                                                                         ------------

     Wireless Communication 9.0%
     Arch Communications Group, Inc., senior disc. notes,
      zero coupon to 3/15/01, 10.875% thereafter, 3/15/08 ......................         $1,000,000         $ 485,000
     Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07 .......................          1,000,000           925,000
     Millicom International Cellular SA, senior disc. notes,
      zero coupon to 6/01/01, 13.50% thereafter,
      6/01/06 (Luxembourg) .....................................................          2,000,000         1,260,000
     Nextel Communications, senior disc. notes, zero coupon to 2/15/99,
      9.75% thereafter, 8/15/04 ................................................          1,000,000           957,500
     Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 .................          1,000,000           997,500
     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 .....................          1,000,000         1,130,000
                                                                                                         ------------
                                                                                                            5,755,000
                                                                                                         ------------
     Total Non-Convertible Bonds (Cost $42,459,203) ............................                           39,446,268
                                                                                                         ------------
     Convertible Bonds 1.7%
     Consumer Products .3%
     Rent-Way, Inc., cvt. sub. deb., 7.00%, 2/01/07 ............................            100,000           194,000
                                                                                                         ------------
     Information & Technology Systems .7%
     Dovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 ............            500,000           442,500
                                                                                                         ------------
     Real Estate Investment Trust .7%
     Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02 ......................            500,000           470,000
                                                                                                         ------------
     Total Convertible Bonds (Cost $1,186,750) .................................                            1,106,500
                                                                                                         ------------
  c  Repurchase Agreement .9%
     Joint Repurchase Agreement, 5.275%, 10/1/98, (Maturity Value $558,902)
     (Cost $558,820) ...........................................................            558,820           558,820
      BankAmerica Securities, Inc.
      Barclays Capital Group, Inc.
      BT Alex Brown, Inc.
      Chase Securities, Inc.
      CIBC Wood Gundy Securities Corp.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America, L.L.C.
      Greenwich Capital Markets, Inc.
      Paribas Corp.
      Warburg Dillon Read, L.L.C.
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $71,745,263) 123.9% ...............................                           79,499,003
     Other Assets, less Liabilities (23.9)% ....................................                         (15,335,942)
                                                                                                         ------------
     Net Assets 100.0% .........................................................                         $ 64,163,061
                                                                                                         ============


     CURRENCY ABBREVIATIONS
     ZAR - South African Rand

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 7 regarding defaulted securities.
cInvestment is through participation in a joint account with other funds managed by the investment advisor. At September 30, 1998, all repurchase agreements held by the Fund had been entered into on that date.

See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Financial Statements

Statement of Assets and Liabilities
September 30, 1998 (unaudited)

Assets:
 Investments in securities, at value (cost $71,745,263) ................................      $79,499,003
 Receivables:
  Investment securities sold ...........................................................           32,000
  Dividends and interest ...............................................................        1,238,080
 Note issuance costs (Note 3) ..........................................................           27,855
                                                                                           --------------
      Total assets .....................................................................       80,796,938
                                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................          102,360
  Affiliates ...........................................................................           55,774
  Notes (Note 3) .......................................................................       16,000,000
  Accrued interest (Note 3) ............................................................           48,000
 Distributions to shareholders .........................................................          374,886
 Other liabilities .....................................................................           52,857
                                                                                           --------------
      Total liabilities ................................................................       16,633,877
                                                                                           --------------
       Net assets, at value ............................................................      $64,163,061
                                                                                           ==============
Net assets consist of:
 Accumulated distributions in excess of net investment income ..........................       $ (172,853)
 Net unrealized appreciation ...........................................................        7,753,978
 Accumulated net realized gain .........................................................        2,791,822
 Capital shares ........................................................................       53,790,114
                                                                                           --------------
      Net assets, at value .............................................................      $64,163,061
                                                                                           ==============
Net asset value per share ($64,163,061 / 5,857,600 shares outstanding)..................           $10.95

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statement of Operations
for the six months ended September 30, 1998 (unaudited)

Investment income:
(net of foreign taxes of $2,779)
 Dividends ................................................................         $ 980,149
 Interest .................................................................         2,268,607
                                                                                 ------------
      Total investment income .............................................                     $3,248,756
Expenses:
 Management fees (Note 4) .................................................           351,280
 Transfer agent fees ......................................................            14,456
 Custodian fees ...........................................................               767
 Reports to shareholders ..................................................             6,902
 Registration and filing fees .............................................                51
 Professional fees ........................................................            12,544
 Trustees' fees and expenses ..............................................             4,779
 Amortization of note issuance costs ......................................            14,853
 Other ....................................................................            18,936
                                                                                 ------------
      Total expenses ......................................................                        424,568
      Interest expense (Note 3) ...........................................                        576,000
                                                                                              ------------
       Net expenses .......................................................                      1,000,568
                                                                                              ------------
        Net investment income .............................................                      2,248,188
                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................         1,465,625
  Foreign currency transactions ...........................................              (902)
                                                                                 ------------
      Net realized gain ...................................................                      1,464,723
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................        (7,490,962)
  Translation of assets and liabilities denominated in foreign currencies .               600
                                                                                 ------------
      Net unrealized depreciation .........................................                    (7,490,362)
                                                                                              ------------
Net realized and unrealized loss ..........................................                    (6,025,639)
                                                                                              ------------
Net decrease in net assets resulting from operations ......................                   $(3,777,451)
                                                                                              ============

See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended September 30, 1998 (unaudited) and the year ended March 31, 1998

                                                                                Six Months         Year
                                                                                   Ended           Ended
                                                                            September 30, 1998 March 31, 1998
                                                                            ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................      $ 2,248,188  $ 4,244,894
  Net realized gain from investments and foreign currency transactions ....        1,464,723    3,138,584
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ......................       (7,490,362)   9,593,117
                                                                            ---------------------------------
      Net increase (decrease) in net assets resulting from operations .....       (3,777,451)  16,976,595
 Distributions to shareholders from:
  Net investment income ...................................................       (2,248,188)  (4,326,914)
  In excess of net investment income ......................................           (1,130)    (171,723)
  Net realized gains ......................................................               --   (2,881,939)
                                                                            ---------------------------------
 Total distributions to shareholders ......................................       (2,249,318)  (7,380,576)
                                                                            ---------------------------------
      Net increase (decrease) in net assets ...............................       (6,026,769)   9,596,019
Net assets:
 Beginning of period ......................................................       70,189,830   60,593,811
                                                                            ---------------------------------
 End of period ............................................................      $64,163,061  $70,189,830
                                                                            =================================
Accumulated distributions in excess of net investment income included in net assets:
 End of period ............................................................       $ (172,853)  $ (171,723)
                                                                            =================================

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statement of Cash Flows
for the six months ended September 30, 1998 (unaudited)
Dividends and interest received ..........................................................   $  2,500,244
Operating expenses paid ..................................................................       (408,220)
Interest expense paid ....................................................................       (576,000)
                                                                                           ---------------
 Cash provided - operations ..............................................................      1,516,024
                                                                                           ===============
Investment purchases .....................................................................   (116,273,414)
Investment sales .........................................................................    117,098,575
                                                                                           ---------------
 Cash provided - investments .............................................................        825,161
                                                                                           ===============
Distributions to shareholders ............................................................     (2,249,318)
                                                                                           ---------------
 Cash used - financing activities ........................................................     (2,249,318)
                                                                                           ===============
Net increase in cash .....................................................................         91,867
Cash at beginning of period ..............................................................        (91,867)
                                                                                           ---------------
Cash at end of period ....................................................................             --
                                                                                           ===============
Reconciliation of Net Investment Income to Net Cash Provided by Operations:
Net investment income ....................................................................   $  2,248,188
 Adjustments to reconcile net investment income to net cash provided by operations:
  Dividends and interest .................................................................       (748,512)
  Operating expenses .....................................................................         16,348
                                                                                           ---------------
Cash provided by operations ..............................................................   $  1,516,024
                                                                                           ===============

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At September 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1994, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 7.20% per year, to maturity on September 15, 1999. The Notes were issued in a private placement, and are not available for resale. Therefore no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended September 30, 1998.

The issuance costs of $146,250 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or trustees of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund, excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At September 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $71,745,263 was as follows:

        Unrealized appreciation           $11,937,453
        Unrealized depreciation            (4,183,713)
                                         ------------
        Net unrealized appreciation       $ 7,753,740
                                         ============

Net investment income and net realized capital gains differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1998 aggregated $5,754,966 and $5,477,872, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 55.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1998, the Fund held one defaulted security with a value aggregating $170,000 representing
 .3% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

8. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committee for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in this security while in possession of this information.



Franklin Multi-Income Trust
Semiannual Report
September 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in horizontal bar format the portfolio breakdown of the Franklin Multi-Income Trust based on total market value as of 9/30/98.

Corporate Bonds                            49.30%
Utilities Stocks                           39.13%
Miscellaneous Equities & Preferred Stock   9.16%
Convertible Bonds                          1.39%
Foreign Currency Denominated Bonds         0.32%
Cash & Equivalent                          0.70%

GRAPHIC MATERIAL (2)

This chart shows the portfolio's top ten holdings based on the percentage of total market value on 9/30/98 for the Franklin Multi-Income Trust.

New Century Energies, Inc.          4.35%
UTILITY (STOCK)
Sempra Energy                       3.56%
UTILITY (STOCK)
FPL Group, Inc.                     2.97%
UTILITY (STOCK)
Cinergy Corp.                       2.75%
UTILITY (STOCK)
Dominion Resources, Inc.            2.30%
UTILITY (STOCK)
New Jersey Resources, Corp.         1.97%
UTILITY (STOCK)
Southern Co.                        1.90%
UTILITY (STOCK)
American Electric Power Co., Inc.   1.84%
UTILITY (STOCK)
SCANA Corp.                         1.69%
UTILITY (STOCK)
Texas Utilities Co.                 1.65%
UTILITY (STOCK)

GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin Multi-Income Trust from 4/1/98 to 9/30/98.

April                        6.4 cents
May                          6.4 cents
June                         6.4 cents
July                         6.4 cents
August                       6.4 cents
September                    6.4 cents
Total                       38.4 cents